Annual Meeting of Shareholders May 4, 2011 Exhibit 99.2

Forward-Looking Statements These slides contain (and the accompanying oral discussion will contain) "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by these statements, including health issues, litigation and regulation relating to our business, our ability to achieve and/or maintain profitability, significant cyclical fluctuations in our customers' businesses, competitive substitutes for our products, risks associated with our international operations, including foreign currency rate fluctuations, energy costs and the availability and prices of raw materials, the timing and ability to achieve further efficiencies and synergies resulting from our name change and product line alignment under the Materion name and brand, and other factors disclosed in periodic reports filed with the Securities and Exchange Commission. Consequently these forward-looking statements should be regarded as the Company's current plans, estimates and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. 1

Materion Corporation

3 2010 opened in a markedly different environment than 2009 Armed with a variety of actions taken, we expected to be solidly profitable Healthy, broad-based end market demand began improving Consumer markets improved first, followed by automotive and telecom infrastructure Industrial, commercial aerospace and energy markets improved later

4 We were in a strong position to leverage end market growth Scale larger Markets more diverse Growth opportunities greater Our operating structure was leaner and more efficient We had just completed two acquisitions Our balance sheet was strong Our margins were expanding

5 Our first time to cross $1.0 billion in revenues Sales climbed 82% to $1.3 billion Acquisitions added $233 million Metal price pass through was $103 million Sales growth net of metal was 68% Organic, excluding metal and acquisitions was 35%

6 Profitability improved notably Net income ... $46.4 million EPS ... $2.25 a share An extraordinary turnaround from the 2009 losses

7 Margins expanding rapidly, driven by .... Growth Scale of cost actions taken Higher value mix Broader, more diversified base Less cyclical segments

8 Value added margins improved significantly Measured excluding high value metal Gross margin greater than 40% Operating margin in the mid teens

9 Strategy is also about faster cash to cash cycle, a disciplined attack to Drive down infrastructure costs Reduce reinvestment capital Lower working capital

10 The result is a strong balance sheet and extraordinary flexibility Invested $76 million in two acquisitions Invested $175 million over past 5 years Debt net of cash at $70 million Debt-to-debt-plus-equity at 18% A recognized strength

11 Materion stock performance 8th best in S&P 600 20th best S&P overall Outperformed the S&P and the Russell each of the past five years Since 2005, $100 equals $125 in the S&P 600 and Russell 2000. $100 equals $243 in Materion

12 The company reported strong first quarter results Record sales of $374.8 million, up 27% An increase of $79.7 million Strong demand Organic growth was 12% Six consecutive quarters of growth

13 The company reported stronger than expected first quarter results Net income was $.57 per share Compares to $.33 per share in 2010 Margins expanded Results included $.09 per share of costs

14 The company raised its outlook for the year due to Continuing improvement in order entry A growing backlog Improving margins Expect 2011 sales to exceed $1.5 billion and earnings to be in the $2.35-$2.60 per share range

15 In summary, in 2010, a strong company became even stronger Extraordinary growth Expanding margins Higher profits Strong balance sheet Expanding market opportunities 2010 was a good year and 2011 appears to be even better

Materion Corporation

17 Thesis Positioned to Deliver Long-term, Sustainable Growth 17 A company with a strong platform... ... Leveraging a high value-added business model... ... Executing a focused growth plan 1 2 3

18 Materion Today New Name, Same Impressive Performance 18 19% CAGR Sales growth (2005 - 2010) 30% CAGR Operating profit growth (2005 - 2010) Successful Repositioning of company

19 Successful Repositioning - Snapshot 19 2002 2010 Revenues $373M ? $1.3B Revenue % in Advanced Materials 47% ? 75% Sales per employee (thousands) $200 ? $524 Debt-to-Debt-Plus-Equity 43% ? 18% Working capital % of sales 41% ? 25% Cyclicality High ? Low

20 High Operating Margins 20 Removing High Value Metals Clarifies True Margins 2010 Note (1): Excludes high value metals from sales

21 Positioned in Diverse Set of High-growth Markets 21 Growth Entered multiple leading-edge growth markets since 2002 Defense Commercial Aerospace Medical Devices Disk Drives Optics Telecom Infrastructure LED's Alternative Energy LCD Space / Science Notebooks Cellular phones (smartphones), Tablet computers Heavy Equipment

22 The Power of Collaboration 22 Solar LED's Food & Toy Safety We increasingly collaborate on innovation, leveraging our combined capabilities

23 A Global Platform 23 Operations in US and 11 Countries Significant and Expanding International Sales 2010 "Direct" International Sales Customers in >50 countries Expect "direct" international sales to be 50% in 3-5 years 28%

24 Thesis Positioned to Deliver Long-term, Sustainable Growth 24 ... Leveraging a high value-added business model... A company with a strong platform... ... Leveraging a high value-added business model... ... Executing a focused growth plan ... Leveraging a high value-added business model... 1 2 3

25 High Value-added Business Model 25 Target high growth markets Own fast growing niches Expand with innovative products Add synergistic acquisitions Ensure financial discipline

1. Target High Growth, Leading-Edge Markets

Market	Q1 2011 % of Value-Added Sales	2011 Trends	Key Drivers
Consumer Electronics	26%	↑	• Smartphone growth • Tablet computers & LEDs • Miniaturization
Industrial Components & Commercial Aerospace	14%	↑	• New airplane builds & retrofits • Increasing air travel • Heavy equipment builds
Defense & Science	13%	↔	• DoD & foreign military budgets • Demand for communications satellites • High performance optical devices
Automotive Electronics	8%	↑	• Increasing global car production • HEV/EV lithium ion battery components • Engine control & electronic systems
Energy	8%	↑	• Directional drilling • Rig counts • Solar, batteries & smart grid devices
Telecommunications Infrastructure	7%	↑	• Global 3G/4G builds • Base stations • Undersea fiber-optics expansion
Medical	7%	↑	• Glucose testing • Diagnostics equipment

MATERION

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27 2. Own The Niche - Examples 27 Only fully integrated producer of beryllium one-of-a-kind business Unique copper-nickel material ToughMetTM multiple advanced applications growing at over 30% annually Optical coatings highly sophisticated uses for defense and medical applications u u u Leading position in niche Smartphone applications currently in 95% of all smartphones, expected to grow 50% in 2011 u

28 3. Continually Develop Innovative Products 28 Customer-centric product development Active research programs New product areas include LEDs Medical Commercial Optics Disk drive arms Solar Batteries Science Commercial Aerospace

29 4. Synergistic Acquisitions - Strong Record 29 29 By 2010, added $300M to sales and 25% of company profit Acquisitions 2005-2010 - Impact

30 5. Ensure Financial Discipline 30 Resources to finance acquisitions of $50M to $100M annually Maintain strong balance sheet Strong cash flow (CHART) Cash flow from operations $30M - $75M annually Capex below depreciation Reduction in working capital goal to <20% sales Debt-to-Debt-Plus-Equity After $175M in acquisitions (net) Maximum 30%

31 Thesis Positioned to Deliver Long-term Sustainable Growth 31 A company with a strong platform... ... Leveraging a high value-added business model... ... Executing a focused growth plan 1 2 3

32 Continuing to Execute Three Point Strategy 32 1. Grow and diversify revenue base 2. Expand margins 3. Improve fixed and working capital utilization Increasing Shareholder Value

33 Strategy #1 Growth Expand and Diversify Revenue Base 33 Targeting expansion in growth markets including: smart mobile devices, 3G / 4G, commercial aerospace, oil & gas, alternative energy, optics, LED / LCD Ongoing global expansion Asia Strategic acquisition ? fast accretion Technology Global reach

34 Strategy #2 Margins Expand Margins - Key Drivers 34 1 Lean Sigma operating efficiency 2 Higher value added products 3 Cost reductions Margin Today 14% Target Margin 14-18% (OP % VA)

35 Strategy #3 Capital Efficiency Improve Fixed and Working Capital Efficiency 35 Based on 2011 projected sales, each 5% of working capital efficiency = $43M of cash Lean Sigma Cycle time reduction Yield improvement On-time shipments Improve Working Capital Efficiency (CHART) Working capital % of sales

36 Financial Goals Next 3-5 Years 36

37 In Summary Why Invest in Materion Corporation 37 Positioning Growth Performance Niche leader in high-growth markets Strong performance record Executing three point strategy Global player, strong secular market drivers Sustainable long-term growth Proven business model Target, expand, then own niche Clear financial goals, performance continuing to improve

38 The Repositioning of Materion 38 Prior to 2002 2002 - 2010 2011 + Metals and mining focus Repositioning Sustained growth

39 39 Annual Meeting of Shareholders May 4, 2011